UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington D.C., 20549

                                  Form 8-K

                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) January 5, 2001



                        MEGA MICRO TECHNOLOGIES GROUP
             (Exact name of registrant as specified in charter)


     NEVADA                                       88-0287451
     -------					        --------------
     (State of other jurisdiction of              (I.R.S. Employer
     incorporation or organization)               Identification Number)

     2887 North Green Valley Pkwy, Suite 380
     Henderson, Nevada                            89014
     ---------------------------------------      -------
     (Address of Principal Executive Office)      Zip Code)

                               (702) 260-0900
              (Registrant's Executive Office Telephone Number)

ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

     Not applicable.


ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

     Not applicable.


ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

     Not applicable.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     Registrant has appointed Weaver & Martin, Kansas City, Missouri, as Registrant's independent accountants for the fiscal year ending December 31, 2000. This is a change in accountants recommended by Registrant's Executive Management and approved by Registrant's Board of Directors. Weaver & Martin was engaged by Registrant on January 19, 2001. Braverman & Co. ("Braverman"), has served as Registrant's independent accountants since February 2000.

     The audit reports issued by Braverman with respect to the Registrant's financial statements for 1999 did not contain an adverse opinion or disclaimer of opinion, and were not qualified as to uncertainty, audit scope or accounting principles. During 1999 there were no disagreements between the Registrant and Braverman on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Braverman, would have caused it to make a reference to the subject matter of the disagreement in connection with its audit report.

     The change in accountants does not result from any dissatisfaction with the quality of professional services rendered by Braverman as the independent accountants of Registrant.

     Services provided to Registrant by Braverman with respect to the fiscal year ended December 31, 1999 included the examination of registrant's consolidated financial statements. Weaver & Martin is expected to provide similar type services to Registrant in the 2000 fiscal year.

ITEM 5.   OTHER EVENTS

     On January 19, 2001, Mega Micro Technologies Group (the "Company") issued a press release announcing the option re-pricing program approved by the Board of Directors of January 5, 2001. Under the program, all currently issued stock options (Covering approximately 1 million shares of MGGA's common stock) will be re-priced at $0.50 per share. A copy of the press release is attached as Exhibit 99.1 to this Report on Form 8-K and is incorporated herein by reference in its entirety.

ITEM 6.   RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

     Not applicable.

ITEM 7.   FINANCIAL STATEMENTS

     Not applicable.

ITEM 8.   CHANGE IN FISCAL YEAR

     Not applicable.

EXHIBITS

1.1* Letter of Braverman & Co. re: change in certifying accountant.
99.1*     Press Release by Mega Micro Technologies Group dated January 19,2001.
______
*Filed herewith

                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                             MEGA MICRO TECHNOLOGIES GROUP

                                             By /s/ Thomas Embrogno, Jr.
                                                Thomas Embrogno, Jr,
                                                President

Date: January 19, 2000